EXHIBIT 99.1
On July 1, 2026, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 357-room Marriott Fremont Silicon Valley located in Fremont, California (“Marriott Fremont”) for total consideration of approximately $52.2 million in cash, net of selling expenses. Additionally, the Company paid approximately $43.5 million to the mortgage lender. The mortgage loan is secured by 14 hotels including the Marriott Fremont.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2026, and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the three months ended March 31, 2026, assumes the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the Marriott Fremont and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain and the related tax effects resulting from the disposition of the Marriott Fremont are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2026
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Marriott Fremont (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($82,787 attributable to VIEs)	$2,617,922	$59,716	$—		$2,558,206
Accumulated depreciation ($(6,594) attributable to VIEs)	(810,924)	(20,982)	—		(789,942)
Investments in hotel properties, net ($76,193 attributable to VIEs)	1,806,998	38,734	—		1,768,264
Contract asset	335,979	—	—		335,979
Cash and cash equivalents ($1,011 attributable to VIEs)	78,042	768	52,204	(C) (i)	85,601
			(411)	(C) (i)
			(43,466)	(C) (ii)
Restricted cash ($4,203 attributable to VIEs)	141,203	—	—		141,203
Accounts receivable ($170 attributable to VIEs), net of allowance of $435	43,426	315	—		43,111
Inventories ($34 attributable to VIEs)	3,106	61	—		3,045
Notes receivable, net	12,486	—	—		12,486
Investments in unconsolidated entities	7,063	—	—		7,063
Deferred costs, net ($79 attributable to VIEs)	1,210	52	—		1,158
Derivative assets	1,212	—	—		1,212
Operating lease right-of-use assets	41,035	—	—		41,035
Prepaid expenses and other assets ($153 attributable to VIEs)	53,235	853	—		52,382
Due from third-party hotel managers	24,535	—	—		24,535
Assets held for sale	55,779	—	—		55,779
Total assets	$2,605,309	$40,783	$8,327		$2,572,853
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($15,910 attributable to VIEs)	$2,287,163	$39,123	$(3,446)	(C) (ii)	$2,244,594
Debt associated with hotels in receivership	252,000	—	—		252,000
Finance lease liability	17,417	—	—		17,417
Accounts payable and accrued expenses ($15,427 attributable to VIEs)	140,837	1,446	—		139,391
Accrued interest payable ($151 attributable to VIEs)	31,787	152	—		31,635
Accrued interest associated with hotels in receivership	83,979	—	—		83,979
Dividends and distributions payable	4,247	—	—		4,247
Due to Ashford Inc., net	65,638	—	—		65,638
Due to related parties, net ($3,517 attributable to VIEs)	12,319	810	—		11,509
Due to third-party hotel managers	1,306	—	—		1,306
Operating lease liabilities	44,042	—	—		44,042
Other liabilities ($28,919 attributable to VIEs)	36,695	—	—		36,695
Liabilities related to assets held for sale	66,613	—	—		66,613
Total liabilities	3,044,043	41,531	(3,446)		2,999,066
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	19,945	—	—		19,945
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,197 shares issued and outstanding at March 31, 2026	183,655	—	—		183,655
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at March 31, 2026	18,591	—	—		18,591
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at March 31, 2026	5,547	—	—		5,547
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at March 31, 2026	13,831	—	—		13,831
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at March 31, 2026	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at March 31, 2026	10	—	—		10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at March 31, 2026	15	—	—		15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at March 31, 2026	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at March 31, 2026	11	—	—		11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,491 shares issued and outstanding at March 31, 2026	65	—	—		65
Additional paid-in capital	2,402,044	(748)	38,786	(C) (i)	2,402,044
			(411)	(C) (i)
			(39,123)	(C) (ii)
Accumulated deficit	(3,097,325)	—	13,418	(C) (i)	(3,084,804)
			(897)	(C) (ii)
Total stockholders’ equity (deficit) of the Company	(695,159)	(748)	11,773		(682,638)
Noncontrolling interest in consolidated entities	14,856	—	—		14,856
Total equity (deficit)	(680,303)	(748)	11,773		(667,782)
Total liabilities and equity/deficit	$2,605,309	$40,783	$8,327		$2,572,853
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of March 31, 2026, as reported in its Quarterly Report on Form 10-Q, filed on May 14, 2026.
(B)Represents the removal of the historical balance sheet of the Marriott Fremont as of March 31, 2026.
(C)Represents adjustments for Ashford Trust’s disposition of the Marriott Fremont as of March 31, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $52.2 million, net of selling expenses and cash paid for hotel net working capital and (ii) the cash paid to repay the mortgage loan partially secured by the Marriott Fremont.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	Marriott Fremont (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$825,623	$15,289	$—		$810,334
Food and beverage	207,588	3,402	—		204,186
Other hotel revenue	69,643	678	—		68,965
Total hotel revenue	1,102,854	19,369	—		1,083,485
Other	1,534	—	—		1,534
Total revenue	1,104,388	19,369	—		1,085,019
EXPENSES
Hotel operating expenses:
Rooms	198,106	3,383	—		194,723
Food and beverage	139,828	2,617	—		137,211
Other expenses	392,070	7,142	—		384,928
Management fees	38,264	576	—		37,688
Total hotel expenses	768,268	13,718	—		754,550
Property taxes, insurance and other	59,793	1,026	—		58,767
Depreciation and amortization	141,295	3,488	—		137,807
Impairment charges	67,648	—	—		67,648
Advisory services fee	49,039	—	—		49,039
Corporate, general and administrative	20,783	—	—		20,783
Total operating expenses	1,106,826	18,232	—		1,088,594
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	79,799	—	13,418	(C) (i)	93,217
Gain (loss) on derecognition of assets	39,054	—	—		39,054
OPERATING INCOME (LOSS)	116,415	1,137	13,418		128,696
Equity in earnings (loss) of unconsolidated entities	(325)	—	—		(325)
Interest income	4,739	—	—		4,739
Interest expense and amortization of discounts and loan costs	(256,229)	(4,302)	—		(251,927)
Interest expense associated with hotels in receivership	(39,038)	—	—		(39,038)
Write-off of premiums, loan costs and exit fees	(8,853)	(288)	(897)	(C) (ii)	(9,462)
Gain (loss) on extinguishment of debt	335	—	—		335
Realized and unrealized gain (loss) on derivatives	(5,346)	—	—		(5,346)
INCOME (LOSS) BEFORE INCOME TAXES	(188,302)	(3,453)	12,521		(172,328)
Income tax (expense) benefit	143	—	—		143
NET INCOME (LOSS)	(188,159)	(3,453)	12,521		(172,185)
(Income) loss attributable to noncontrolling interest in consolidated entities	5,058	—	—		5,058
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,262	—	(228)	(C) (iv)	3,034
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(179,839)	(3,453)	12,293		(164,093)
Preferred dividends	(28,216)	—	—		(28,216)
Deemed dividends on redeemable preferred stock	(6,949)	—	—		(6,949)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(215,004)	$(3,453)	$12,293		$(199,258)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(35.99)				$(33.35)
Weighted average common shares outstanding—basic	5,974				5,974
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(35.99)				$(33.35)
Weighted average common shares outstanding—diluted	5,974				5,974
See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2026
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	Marriott Fremont (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$200,025	$4,045	$—		$195,980
Food and beverage	51,570	757	—		50,813
Other hotel revenue	15,983	182	—		15,801
Total hotel revenue	267,578	4,984	—		262,594
Other	154	—	—		154
Total revenue	267,732	4,984	—		262,748
EXPENSES
Hotel operating expenses:
Rooms	46,190	797	—		45,393
Food and beverage	34,383	588	—		33,795
Other expenses	91,273	1,533	—		89,740
Management fees	9,284	148	—		9,136
Total hotel expenses	181,130	3,066	—		178,064
Property taxes, insurance and other	14,894	384	—		14,510
Depreciation and amortization	32,006	860	—		31,146
Impairment charges	112,649	—	—		112,649
Advisory services fee	20,023	—	—		20,023
Corporate, general and administrative	1,602	—	—		1,602
Total operating expenses	362,304	4,310	—		357,994
Gain (loss) on disposition of assets and hotel properties	100,030	—	—		100,030
Gain (loss) on derecognition of assets	7,790	—	—		7,790
OPERATING INCOME (LOSS)	13,248	674	—		12,574
Equity in earnings (loss) of unconsolidated entities	(202)	—	—		(202)
Interest income	922	—	—		922
Other income (expense)	3,223	—	—		3,223
Interest expense and amortization of discounts and loan costs	(73,554)	(1,058)	—		(72,496)
Interest expense associated with hotels in receivership	(7,820)	—	—		(7,820)
Write-off of premiums, loan costs and exit fees	(1,254)	(1)	—		(1,253)
Gain (loss) on extinguishment of debt	(25)	—	—		(25)
Realized and unrealized gain (loss) on derivatives	757	—	—		757
INCOME (LOSS) BEFORE INCOME TAXES	(64,705)	(385)	—		(64,320)
Income tax (expense) benefit	(752)	—	62	(C) (iii)	(690)
NET INCOME (LOSS)	(65,457)	(385)	62		(65,010)
(Income) loss attributable to noncontrolling interest in consolidated entities	655	—	—		655
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,030	—	(6)	(C) (iv)	1,024
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(63,772)	(385)	56		(63,331)
Preferred dividends	(2,714)	—	—		(2,714)
Deemed dividends on redeemable preferred stock	(4,600)	—	—		(4,600)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(71,086)	$(385)	$56		$(70,645)
INCOME (LOSS) PER SHARE - BASIC:
Income (loss) attributable to common stockholders	$(11.03)				$(10.97)
Weighted average common shares outstanding—basic	6,442				6,442
INCOME (LOSS) PER SHARE - DILUTED:
Income (loss) attributable to common stockholders	$(11.03)				$(10.97)
Weighted average common shares outstanding—diluted	6,442				6,442
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 23, 2026 and the historical consolidated statement of operations of Ashford Trust for the three months ended March 31, 2026, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed on May 14, 2026.
(B)Represents the removal of the historical consolidated statements of operations of the Marriott Fremont for the year ended December 31, 2025 and the three months ended March 31, 2026.
(C)Represents adjustments for the Company’s sale of the Marriott Fremont, which includes: (i) the estimated non-recurring gain on the disposition of the Marriott Fremont for the year ended December 31, 2025; (ii) an adjustment for write off of loan costs; (iii) an adjustment for the estimated tax effect of the hotel no longer being part of the consolidated group for the three months ended March 31, 2026; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the Marriott Fremont, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 1.43% for the year ended December 31, 2025 and 1.43% for the three months ended March 31, 2026. There was no material estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2025. The pro forma gain resulting from the disposition of the Marriott Fremont is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.